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                                                                     Exhibit 1.1

                                                                  Execution Copy

                            AIG PROGRAM FUNDING, INC.

                              U.S. $20,000,000,000

                                MEDIUM-TERM NOTES
                                  SERIES A (PF)
                               SERIES AIG-FP (PF)
                   SERIES MP, MATCHED INVESTMENT PROGRAM (PF)

                             DISTRIBUTION AGREEMENT

                                                                November 9, 2007

To the Agents named in Annex VI hereto.

Ladies and Gentlemen:

     AIG Program Funding, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell at an aggregate initial offering price of up to U.S. $20,000,000,000 or the equivalent thereof in one or more foreign or composite currencies or currency units, of its Medium-Term Notes, Series A (PF); Medium-Term Notes, Series AIG-FP
(PF); and Medium-Term Notes, Series MP, Matched Investment Program (PF) (collectively, the "SECURITIES"), each of which will be fully and unconditionally guaranteed by American International Group, Inc. (the "GUARANTOR"), and agrees with each of you (individually, an "AGENT", and collectively, the "AGENTS") as set forth in this Agreement. The Company may increase the aggregate amount of Securities that the Company may offer and sell under this Agreement at any time as provided in Section 15(c) hereof.

     Subject to the terms and conditions stated herein, the Company hereby appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase the Securities from the Company, and the Company and the Agents agree that whenever the Company determines to sell Securities directly to any Agent as principal for resale to others, the Company and such Agent will, unless otherwise agreed by them, enter into either a separate agreement, substantially in the form of Annex I hereto, relating to such sale, or another agreement (which may be oral and confirmed in writing) relating to the purchase by such Agent as principal (each, a "TERMS AGREEMENT"), in each case in accordance with Section 4(b) hereof. The Company reserves the right to sell Securities directly on its own behalf and to enter into agreements with other broker-dealers as Agents as contemplated by Section 15(b) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of the Agents to purchase Securities as principal.

     The terms and rights of the Securities shall be as specified in or established pursuant to the Indenture, dated as of November 9, 2007 (the "INDENTURE") among the Company, the Guarantor and The Bank of New York, as Trustee (the "TRUSTEE"). Each Security will be entitled to the benefit of the guarantee of the Guarantor (the "GUARANTEES") and shall have the maturity ranges, annual interest rates (if any), redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities may be issued in amounts denominated in United States dollars or in amounts denominated in foreign

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currencies, including the Euro, or any composite currency. References herein to amounts stated in United States dollars shall be deemed to refer to the equivalent amount of foreign currency or composite currency to the extent applicable. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure attached hereto as Attachment A (the "PROCEDURE") and, if applicable, such terms will be specified in a related Terms Agreement.

     For the avoidance of doubt, none of the provisions of this Agreement shall apply to any securities issued or guaranteed by the Guarantor other than the Guarantor's guarantees of the Securities.

     1. The Company and the Guarantor (each severally as to itself and not jointly) represents and warrants to, and agrees with, each Agent that:

          (a) The registration statements on Form S-3 (Registration No. 333-143992-01 and No. 333-106040) in respect of the Securities and the Guarantees have been filed with the Securities and Exchange Commission (the "COMMISSION"); such registration statements and each post-effective amendment thereto, if any, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus included in the latest registration statement, have been declared effective by the Commission in such form; and no stop order suspending the effectiveness of any such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus (including the Basic Prospectus or the Prospectus (as hereinafter defined), as the case may be, as supplemented by any preliminary prospectus supplement) included in the latest registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "ACT"), is hereinafter called a "PRELIMINARY PROSPECTUS;" the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statements at the time such part of the registration statements became effective but excluding Form T-1, each as amended at the time such part of the registration statements most recently became effective, are hereinafter collectively called the "REGISTRATION STATEMENT;" the prospectus (including, if applicable, any prospectus supplement) relating to the Securities and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "PROSPECTUS;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "PRICING SUPPLEMENT"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the "PROSPECTUS AS AMENDED OR SUPPLEMENTED," other than in Section 1(c)(i)(B) hereof, shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the


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applicable Pricing Supplement filed in accordance with Section 6(a) hereof and any other prospectus supplement specifically referred to in such Pricing Supplement) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) No order preventing or suspending the use of any Preliminary Prospectus or any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Securities (an "ISSUER FREE WRITING PROSPECTUS") has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent expressly for use therein;

          (c) (i) With respect to any issue of Securities, (A) the "APPLICABLE TIME" will be such time on the date of the applicable Terms Agreement as is specified therein as the Applicable Time, or, if either the Terms Agreement does not specify the Applicable Time or if such Securities are not being sold pursuant to a Terms Agreement, the Applicable Time shall mean the time immediately prior to the time of the first sale by an Agent (including, without limitation, a contract of sale by an Agent) of such Securities or with respect to Securities sold by such Agent as agent, the Applicable Time shall mean each time of sale (including, without limitation, a contract of sale) of such Securities, and (B) the "PRICING DISCLOSURE PACKAGE" shall mean the Prospectus as amended or supplemented immediately prior to the Applicable Time taken together with any Term Sheet prepared pursuant to Section 6(a) hereof in connection with such issue of Securities and any other free writing prospectus that the Company and such Agent shall expressly agree in writing to include as part of the Pricing Disclosure Package with respect to such issue of Securities;
(ii) with respect to each issue of Securities, the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) with respect to each issue of Securities, each Issuer Free Writing Prospectus, if any, included in the Pricing Disclosure Package, will not conflict with the information contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented and, taken together with the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in clauses (ii) and (iii) of this Section 1(c) shall not apply to statements or omissions made in any Pricing Disclosure Package or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent expressly for use therein; and

          (d) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and


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any amendment thereto and as of its date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities and (iii) any statement which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Act.

     2. The Company represents and warrants to, and agrees with, each Agent that:

          (a) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, and has full power and authority to own its properties and to conduct its business as described in the Prospectus;

          (b) The series constituting the Securities has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by all necessary corporate action in conformity with the Indenture and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented; and

          (c) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Company's properties, except, in each case, for such breaches, conflicts, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries considered as an entirety (a "MATERIAL ADVERSE EFFECT") or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for


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the solicitation of offers to purchase Securities and the issue and sale of the
Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been, or will have been prior to the date of this Agreement, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the solicitation by such Agent of offers to purchase the Securities from the Company and with purchases of the Securities by such Agent as principal, as the case may be, both in the manner contemplated hereby.

     3. The Guarantor represents and warrants to, and agrees with, each Agent that:

          (a) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or, in the case of an Annual Report on Form 10-K, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of any other document filed under the Exchange Act, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent specifically for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities, or to any statements in any such document which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Act;

          (b) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, and has full power and authority to own its properties and to conduct its business as described in the Prospectus;

          (c) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented there has not been (i) any material change in the capital stock (other than as occasioned by Common Stock having been issued pursuant to the Guarantor's employee stock purchase plans, equity incentive option plans and upon conversion of convertible securities), or (ii) any material adverse change in or affecting the financial position, shareholders' equity or results of operations of the Guarantor and its consolidated subsidiaries considered as an entirety, in each case, otherwise than as set forth or


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contemplated in such Prospectus as amended or supplemented (any such change described in clause (ii) is referred to as a "MATERIAL ADVERSE CHANGE");

          (d) The Guarantees have been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by all necessary corporate action of the Company in conformity with the Indenture and is a valid and binding obligation of the Company, the Guarantee of such Security has been duly completed, executed, authenticated and affixed to such Security in accordance with the Indenture, and delivered as contemplated by this Agreement and any applicable Terms Agreement, such Guarantee will constitute a valid and legally binding obligation of the Guarantor; and the Guarantees will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

          (e) The issue of the Guarantees and the compliance by the Guarantor with all of the provisions of the Guarantees, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or to which any of the property or assets of the Guarantor is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of the Guarantor's properties, except, in each case, for such breaches, conflicts, defaults and violations that would not have a Material Adverse Effect or affect the validity of the Guarantees, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Guarantor; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Guarantor for the issue of the Guarantees or the consummation by the Guarantor of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Guarantees; and

          (f) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Guarantor, threatened against the Guarantor or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus as amended or supplemented; and, at each Time of Delivery (as defined in Section 4(b) hereof), there will not be any action, suit or proceeding pending, or to the knowledge of the executive officers of the Guarantor, threatened against the Guarantor or any of its subsidiaries, which will have had, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus as amended or supplemented.

     4. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth herein, in the Prospectus as amended or supplemented from time to time and in any applicable Term Sheet.


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          Each of the Company and the Guarantor reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company or the Guarantor, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company or the Guarantor has advised the Agents that such solicitation may be resumed. During such time as the solicitation of offers to purchase the Securities shall be suspended, neither the Company nor the Guarantor shall be required to comply with the provisions of Sections 7(d), 7(e) and 7(f).

          The Company agrees to pay each Agent a commission, at the time of settlement of each sale of Securities by the Company as a result of a solicitation made by such Agent, in an amount to be agreed to by the Company and such Agent at the time of solicitation, it being understood and agreed that the commissions may not be the same for each Agent.

          As Agents, you are authorized to solicit offers to purchase the Securities only in authorized denominations as set forth in the Prospectus or the applicable Pricing Supplement at a purchase price equal to 100% of their principal amount unless otherwise indicated on the applicable Term Sheet, if any, and Pricing Supplement. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. The Agents shall have the right, in their discretion reasonably exercised, to reject any offer to purchase Securities, as a whole or in part, and any such rejection by the Agents shall not be deemed a breach of their agreements contained herein.

          (b) Unless the Company and the Agents otherwise agree, each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and, unless the Company and such Agent shall otherwise agree, a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Unless the Company and such Agent shall otherwise agree, the commitment of any Agent to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties, and subject to the terms and conditions, herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, the currency in which such Securities are to be denominated, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time (each, a "TIME OF DELIVERY") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 7 hereof.

          (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Procedure. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between the Agents and the Company.


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          (d) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as a principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in euros, not to residents of the 12 member states of the European Monetary Union; or if such Security is denominated in a composite currency, not to residents in any country issuing a currency comprising a portion of such composite currency), except, in each case, as permitted by applicable law.

          (e) Each Agent represents and agrees with the Company that it will comply with or observe any restrictions or limitations set forth in the Prospectus as amended or supplemented on persons to whom, or the jurisdictions in which, or in the manner in which, the Securities may be offered, sold, resold or delivered.

          (f) Upon the delivery of Securities to an Agent by the Company, such Agent proposes to offer such Securities for sale in the manner set forth in the Prospectus as amended or supplemented.

     5. Any documents required to be delivered pursuant to Section 11 hereof shall be made available to the Agents at the office of the Company's counsel, Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004.

     6. The Company and the Guarantor (each severally as to itself and not jointly) covenants and agrees with each Agent:

          (a) To make no amendment or supplement (other than an amendment or supplement as a result of the Guarantor's filing of a report under the Exchange
Act) to the Registration Statement or the Prospectus after the date of any Terms Agreement and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement promptly after reasonable notice thereof; to prepare, with respect to any Securities to be sold by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement and, if applicable, a Term Sheet (as defined below) with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement or Term Sheet pursuant to Rule 424(b) or Rule 433(d) under the Act within the time required by such rule; to make no amendment or supplement to the Registration Statement or the Prospectus, other than any Term Sheet (as defined below), Pricing Supplement or any report filed under the Exchange Act, at any other time prior to having afforded each Agent a reasonable opportunity to review it; if requested by such Agent prior to the Applicable Time, to prepare an Issuer Free Writing Prospectus that is a final term sheet relating to such Securities in the form set forth in Annex II hereto (each, a "TERM SHEET"), and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such rule; to file promptly all material required to be filed by the Company pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with, or transmitted for filing to, the Commission (other than an amendment or supplement as a result of the Guarantor's filing of a


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report under the Exchange Act or any Pricing Supplement that relates to
Securities not purchased through or by such Agent), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) If the Company shall have suspended solicitations of Securities pursuant to Section 7(a), and if the Company and the Guarantor shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, the Company shall so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal which such Agent proposes to sell, upon the reasonable request of such Agent, the Company and the Guarantor shall promptly prepare and file with the Commission such an amendment or supplement, the expense of such preparation and filing to be borne by the Company if such amendment or supplement occurs within 90 days of the date of the relevant Pricing Supplement or Term Sheet and if after such 90-day period, by such Agent; and

          (c) That, from the date of any Terms Agreement with such Agent and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company and the Guarantor by such Agent and (ii) the related Time of Delivery, the Company and the Guarantor will not, without the prior consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or the Guarantor that mature more than nine months after such Time of Delivery, have the same maturity, and are otherwise substantially similar to the Securities. For the avoidance of doubt, securities issued by the Guarantor or its affiliates that provide for principal protection will not be deemed to be substantially similar to the Securities and will not be subject to any of the restrictions set forth in the previous sentence. The restriction imposed by this
Section 6(c) shall not apply to an issue of debt securities denominated in a currency other than U.S. dollars or to an issue of debt securities of which at least 90% (based on gross offering proceeds) is offered and sold outside the United States.

          (d) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     7. The Company covenants and agrees with each Agent:


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

          (a) To furnish such Agent with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement or Term Sheet (except as provided in the Procedure) or amendment or supplement relating solely to an offering of securities other than the Securities, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time within 90 days after sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent as promptly as practicable and request such Agent to suspend solicitation of offers to purchase Securities from the Company, in its capacity as agent of the Company and, if so notified, such Agent shall forthwith cease such solicitations;

          (b) That each acceptance by the Company of an offer to purchase Securities hereunder, and each sale of Securities to such Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects as of the date of such acceptance or of such Terms Agreement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented at such time);

          (c) That each time the Registration Statement or the Prospectus shall be amended or supplemented as a result of the filing by the Guarantor of its Annual Report on Form 10-K under the Exchange Act, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent as principal, the Company shall furnish or cause to be furnished (as promptly as reasonably practicable in the case of any such amendment or supplement) to such Agent, upon its request, a certificate of officers of the Company and a certificate of officers of the Guarantor, satisfactory to such Agent, dated a date which is as soon as reasonably practicable after the date of such amendment or supplement, or dated the Time of Delivery related to such sale, in either case in form satisfactory to such Agent in its reasonable judgment to the effect that the statements contained in the certificates referred to in Sections 11(g) and 11(h) hereof which were last furnished to such Agent are true and correct, in all material respects, at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Sections 11(g) and 11(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (d) That each time the Registration Statement or the Prospectus shall be amended or supplemented as a result of the filing by the Guarantor of its Annual Report on Form 10-K under the Exchange Act, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent as principal, the Company shall furnish or cause to be furnished (as promptly as reasonably practicable in the case of any such amendment or supplement) to such Agent, upon its request, a written opinion and letter of Sullivan & Cromwell LLP, counsel for the Company and the Guarantor, and a written opinion of Kathleen E. Shannon, Senior Vice President and Deputy General Counsel of the Guarantor and counsel to the Company, or, in either case, other counsel satisfactory to such Agent in its reasonable judgment, dated a date which is as soon as reasonably practicable after the date of such amendment or supplement, or dated the Time of Delivery relating to such sale, in either case in form satisfactory to such Agent in its reasonable judgment to the effect that such Agent may rely on the opinion and letter referred to in Section 11(c) or the opinion referred to in Section 11(d) hereof, as the case may be, which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion or letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of either such opinion, an opinion and letter of the same tenor as the opinion and letter referred to in Section 11(c) or an opinion of the same tenor as the opinion referred to in Section 11(d) hereof, as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

          (e) That each time the Registration Statement or the Prospectus shall be amended or supplemented as a result of the filing by the Guarantor of its Annual Report on Form 10-K under the Exchange Act to set forth financial information included in or derived from the Guarantor's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to such Agent as principal, the Company shall cause the Guarantor's independent registered public accounting firm to furnish (as promptly as reasonably practicable in the case of any such amendment or supplement) to such Agent, upon its request, a letter, dated a date which is as soon as reasonably practicable after the date of such amendment or supplement, or a letter, dated the Time of Delivery relating to such sale, in either case in form satisfactory to such Agent in its reasonable judgment, of the same tenor as the letter referred to in Section 11(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such amendment or supplement or Terms Agreement, as the case may be, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Guarantor, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment or supplement only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included therein is of a character that, in the reasonable judgment of the Agents, such other information should be addressed by such letter.

     8. The Guarantor covenants and agrees with each Agent:

          (a) That the Guarantor will make generally available to the Company's security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement or statements of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158) and covering each twelve-month period beginning not later than the first day of the Guarantor's fiscal quarter next following the date of any sale of Securities hereunder; and

          (b) That the issuance of each Guarantee affixed to Securities by the Guarantor, and each sale of such Securities to an Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Guarantor contained in or made pursuant to this Agreement are true and correct in all material respects as of the date of such acceptance or of such Terms Agreement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented at such time).

     9. (a) The Company and each Agent agree that the Agents may prepare and use one or more preliminary term sheets relating to the Securities containing customary information; provided that such information has been approved by the Company in writing or orally before the first communication containing such information is used;

          (b) Each Agent represents that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (A) any written communication permitted under subparagraph (a) above, (B) any Term Sheet or (C) any written communication prepared by such Agent and approved by the Company in advance in writing;

          (c) Except in the case of Securities sold directly by the Company, with respect to any particular issuance of Securities, the Company represents to the Agent purchasing or soliciting the purchase of such Securities that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy such Securities other than (A) any written communication permitted under subparagraph (a) above, (B) any Term Sheet or (C) any written communication approved by such Agent in advance in writing;

          (d) The Company represents and agrees that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping; and

          (e) With respect to any issue of Securities, the Company agrees that if at any time following the relevant Applicable Time until and including the related Time of Delivery any event occurred or occurs as a result of which an Issuer Free Writing Prospectus included in the relevant Pricing Disclosure Package would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or the Pricing Supplement or, taken together with the relevant Pricing Disclosure Package, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the relevant Agents and, if requested by such Agents, will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Agent expressly for use therein.

     10. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the respective fees, disbursements and expenses of the Company's and the Guarantor's counsel and the Guarantor's accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the transactions contemplated hereunder; (iii) the cost of printing, word-processing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(d) hereof, including fees and disbursements of the Company's counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses it incurs.

     11. The obligation of any Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement, shall be subject, in such Agent's reasonable discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein are true and correct, in all material respects, at and as of the date of this Agreement, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company and the Guarantor shall have performed, in all material respects, all of its obligations hereunder theretofore in each case to be performed and the following additional conditions, where applicable:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or, to the knowledge of the executive officers of the Company or the Guarantor, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

          (b) Such Agent shall have received, upon its request, from Davis Polk & Wardwell, counsel to the Agents, such opinion, dated the date of this Agreement and the Time of Delivery as specified in the applicable Terms Agreement, with respect to the validity of the Securities and the Guarantees, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as such Agent may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters;

          (c) Such Agent shall have received an opinion and letter of Sullivan & Cromwell LLP, counsel for the Company and the Guarantor, or other counsel satisfactory to such

Agent in its reasonable judgment, dated the date of this Agreement and any applicable date referred to in Section 7(d), to the effect set forth in Annex III hereto;

          (d) Such Agent shall have received an opinion of Kathleen E. Shannon, Senior Vice President and Deputy General Counsel of the Guarantor and counsel to the Company, or other counsel satisfactory to such Agent in its reasonable judgment, dated the date of this Agreement and any applicable date referred to in Section 7(d), to the effect set forth in Annex IV hereto;

          (e) At 11:00 A.M., New York City time, on the date of this Agreement and on any applicable date referred to in Section 7(e), the independent registered public accounting firm who have audited the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated such applicable date, in form and substance satisfactory to such Agent, to the effect set forth in Annex V hereto;

          (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented, there has not been any Material Adverse Change which, in the judgment of the Agents, materially impairs the investment quality of the Securities, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (g) The Company shall have furnished or caused to be furnished to such Agent a certificate of the Chief Executive Officer, the President, any Vice Chairman, any Executive or Senior Vice President or any Vice President and a principal financial or accounting officer of the Company, dated the date of this Agreement and any applicable date referred to in Section 7(c), in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as of such applicable date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to such applicable date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, and that, since the respective dates as of which information is given in the Prospectus as amended or supplemented, there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (h) The Guarantor shall have furnished or caused to be furnished to such Agent a certificate of the Chief Executive Officer, the President, any Vice Chairman, any Executive or Senior Vice President or any Vice President and a principal financial or accounting officer of the Guarantor, dated the date of this Agreement and any applicable date referred to in Section 7(c), in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Guarantor in this Agreement are true and correct, in all material respects, as of such applicable date and that the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to such applicable date; and

          (i) During the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following:
(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange if the effect of any such event, in the reasonable judgment of such Agent, is to make it impracticable or inadvisable to proceed with the purchase by such Agent of Securities from the Company, as principal; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration arising out of or relating to the U.S. war on terrorism that does not represent a significant departure from the conditions that exist on the date of any Terms Agreement, if the effect of any such event in the reasonable judgment of such Agent is to make it impracticable or inadvisable to proceed with the purchase of Securities by such Agent from the Company as principal on the terms and in the manner contemplated by the Prospectus as amended or supplemented; (iv) the suspension in trading in the Guarantor's common stock, par value $2.50 per share, on the New York Stock Exchange, if the effect of such event in the reasonable judgment of such Agent is to make it impracticable or inadvisable to proceed with the purchase of Securities by such Agent from the Company as principal; or (v) any downgrading in the rating accorded the Guarantor's senior debt securities by Moody's Investors Service, a subsidiary of Moody's Corporation, or Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

     12. (a) The Company and the Guarantor (each severally as to itself and not jointly) will indemnify and hold harmless each Agent and each person, if any, who controls any of the Agents within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Agent or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent and such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Agent expressly for use therein; and provided, further, that the foregoing indemnity agreement contained in this Section 12(a), with respect to any Preliminary Prospectus, preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, shall not inure to the benefit of any Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Agent where (i) prior to the Applicable Time the Company or the Guarantor shall have notified such Agent that any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto or any Issuer Free Writing Prospectus contains an untrue statement of material fact or omits to state therein a material fact necessary in order to make the statements therein not misleading, (ii) such untrue statement or omission of a material fact was corrected in a further amendment or supplement to the Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, Prospectus as amended or supplemented or, where permitted by law, an Issuer Free Writing Prospectus, and such corrected Prospectus or Issuer Free Writing Prospectus was provided to such Agent prior to the Applicable Time, (iii) such corrected Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, Prospectus or Issuer Free Writing Prospectus (excluding any document incorporated by reference therein) was not conveyed to such person at or prior to the contract for sale of the Securities to such person and (iv) such loss, claim, damage or liability would not have occurred had the corrected Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, Prospectus or Issuer Free Writing Prospectus (excluding any document incorporated by reference therein) been conveyed to such person as provided for in clause (iii) above.

          (b) Each Agent, severally and not jointly, will indemnify and hold harmless the Company, the Guarantor and each person, if any, who controls the Company or the Guarantor within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, the Guarantor or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any such amendment or supplement, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Agent expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company, the Guarantor or such controlling person in connection with investigating or defending any such action or claim as incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 12 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Guarantor on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or the Guarantor on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company and the Guarantor under this
Section 12 shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 12 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

     13. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as agent for the Company, and not as principal (other than in respect of any purchase by an Agent pursuant to a Terms Agreement). Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

     14. The respective indemnities, agreements, representations, warranties, and other statements by any Agent, the Company or the Guarantor or its officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of any Agent, the Company or the Guarantor or any of its officers or directors or any controlling person, and will survive each delivery of and payment for any of the Securities.

     15. (a) The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such suspension or termination, with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred and no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 4(a), Section 10, Section 12, Section 13 and Section 14 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (c), (d) and (e) of Section 7.

     (b) The Company or the Guarantor, each in its sole discretion, may appoint one or more additional parties to act as Agents hereunder from time to time. Any such appointment shall be made in a writing signed by the Company or the Guarantor and the party so appointed. Such appointment shall become effective in accordance with its terms after the execution and delivery of such writing by the Company or the Guarantor and such other party. When such appointment is effective, such other party shall be deemed to be one of the Agents referred to in, and to have the rights and obligations of an Agent under, this Agreement, subject to the terms and conditions of such appointment.

     (c) The Company, in its sole discretion, may increase the aggregate initial offering price of the Securities from time to time without consent of, or notice to, any Agent.

     (d) The Company, the Guarantor and any Agent may amend, eliminate or otherwise change any provision of this Agreement with respect to such Agent without consent of, or notice to, any other Agent. Any such amendment, elimination or change shall be made in a writing signed by the Company, the Guarantor and each Agent that is a party to such amendment, elimination or change. In the event of such amendment, elimination or change, this Agreement shall remain in full force and effect with respect to any Agent that is not a party to such amendment, elimination or change (without giving effect to such amendment, elimination or change with respect to such Agent) unless suspended or terminated with respect to such Agent pursuant to clause (a) of this Section 15.

     16. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail as set forth in Annex VI hereto under such Agent's name, and if to the Company or the Guarantor shall be sufficient in all respects when delivered or sent by registered mail to 70 Pine Street, New York, New York 10270, Facsimile Transmission No. (212) 785-1584, Attention: Corporate Secretary.

     17. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent (or the applicable Agent, in the case of a Terms Agreement), the Company and the Guarantor, and to the extent provided in
Section 12 and Section 14 hereof, the officers and directors of the Company and the Guarantor and any person who controls any Agent, the Company or the Guarantor, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

     18. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement and any Terms Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company or the Guarantor, (iii) no Agent has assumed an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company or the Guarantor on other matters) or any other obligation to the Company or the Guarantor except the obligations expressly set forth in this Agreement and (iv) the Company and the Guarantor has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Guarantor agree that they will not claim that the Agent, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Guarantor, in connection with such transaction or the process leading thereto.

     19. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company, the Guarantor and the Agents, or any of them, with respect to the subject matter hereof. For the avoidance of doubt, the foregoing sentence shall not apply to the Amended and Restated Distribution Agreement of American International Group, Inc., dated July 13, 2007, and any Terms Agreements or other instruments, documents or agreements related thereto.

     20. This Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     21. Time shall be of the essence in this Agreement and any Terms Agreement.

     22. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     23. Notwithstanding anything herein to the contrary, the Company and the Guarantor are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of any potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without any Agent imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to the U.S. federal and state income tax treatment of the potential transaction.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                        Very truly yours,

                                        AIG PROGRAM FUNDING, INC.


                                        By /s/ Robert A. Gender
                                           -------------------------------------
                                        Name: Robert A. Gender
                                        Title: President


                                        AMERICAN INTERNATIONAL GROUP, INC.
                                        (GUARANTOR)


                                        By /s/ Robert A. Gender
                                           -------------------------------------
                                        Name: Robert. A. Gender
                                        Title: Vice President and Treasurer


Accepted in New York, New York

AIG FINANCIAL SECURITIES CORP.


By /s/ Jonathan Liebergall
   ----------------------------------
Name: Jonathan Liebergall
Title: President


ABN AMRO INCORPORATED


By /s/ Louis DeCaro
   ----------------------------------
Name: Louis De Caro
Title: Managing Director


ANZ SECURITIES, INC.


By /s/ Ann Lu Macclelland
   ----------------------------------
Name: Ann Lu McClelland
Title: President


BANC OF AMERICA SECURITIES LLC


By /s/ Lily Chang
   ----------------------------------
Name: Lily Chang
Title: Principal

BANCA IMI S.P.A.


By [/s/ Pantanzo Cuciunta               /s/ Vannella Mardorne]
   ----------------------------------   ----------------------------------------
Name: Pantanzo Cuciuntaa                Vannella Mardorne
Title: Head of Debt Capital Markets     Head of DCM-Financial Institutions


BARCLAYS CAPITAL INC.


By /s/ Pamela Kendall
   ----------------------------------
Name: Pamela Kendall
Title: Director


BEAR, STEARNS & CO. INC.


By /s/ Christopher O'Connor
   ----------------------------------
Name: Christopher O'Connor
Title: Senior Managing Director


BMO CAPITAL MARKETS CORP.


By /s/ Norman S. Shaffer
   ----------------------------------
Name: Norman S. Shaffer
Title: Managing Director


BNP PARIBAS SECURITIES CORP.


By /s/ Hugo Sueiro
   ----------------------------------
Name: Hugo Sueiro
Title: Authorized Signatory

BNY CAPITAL MARKETS, INC.


By /s/ Dan Kalinger
   ----------------------------------
Name: Dan Kalinger
Title: Managing Director


CALYON SECURITIES (USA) INC.


By /s/ Ronald S. Krolick
   ----------------------------------
Name: Ronald S. Krolick
Title: Managing Director


CIBC WORLD MARKETS CORP.


By /s/ Paul Hadlow
   ----------------------------------
Name: Paul Hadlow
Title: Managing Director


CITIGROUP GLOBAL MARKETS INC.


By /s/ Jack. D. McSpadden, Jr.
   ----------------------------------
Name: Jack. D. McSpadden, Jr.
Title: Managing Director


CREDIT SUISSE SECURITIES (USA) LLC


By /s/ Sharon Harrison
   ----------------------------------
Name: Sharon Harrison
Title: Director


DAIWA SECURITIES AMERICA INC.


By /s/ William J. Cook
   ----------------------------------
Name: William J. Cook
Title: Executive Vice President

DAIWA SECURITIES SMBC EUROPE LIMITED


By /s/ Hidnobu Shirota
   ----------------------------------
Name: Hidenobu Shirota
Title: Executive Director


DEUTSCHE BANK SECURITIES INC.


By /s/ Matthew J. Siracuse              /s/ Marc Frateipietro
   ----------------------------------   ----------------------------------------
Name: Matthew J. Siracuse               Marc Frateipietro
Title: Director, Debt Syndicate         Managing Director


GOLDMAN, SACHS & CO.


By /s/ Goldman Sachs & Co.
   ----------------------------------
Name:
Title:


GREENWICH CAPITAL MARKETS, INC.


By /s/ Robert Fahrbach
   ----------------------------------
Name: Robert Fahrbach
Title: Managing Director


HSBC SECURITIES (USA) INC.


By /s/ Karen L. Glee
   ----------------------------------
Name: Karen L. Glee
Title: Vice President


J.P. MORGAN SECURITIES INC.


By /s/ Robert Bottamedi
   ----------------------------------
Name: Robert Bottamedi
Title: Vice President

KEYBANC CAPITAL MARKETS INC.


By /s/ Audrey J. Saccardo
   ----------------------------------
Name: Audrey J. Saccardo
Title: Vice President


LEHMAN BROTHERS INC.


By /s/ William H. Gartland
   ----------------------------------
Name: William H. Gartland
Title: Managing Director


MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By /s/ Diane Kenna
   ----------------------------------
Name: Diane Kenna
Title: Authorized Signatory


MITSUBISHI UFJ SECURITIES
INTERNATIONAL PLC


By /s Yasutaka Suehiro
   ----------------------------------
Name: Yasutaka Suehiro
Title: Managing Director


MIZUHO SECURITIES USA INC.


By /s/ Hitoshi Shimoyama
   ----------------------------------
Name: Hitoshi Shimoyama
Title: Deputy President


MORGAN STANLEY & CO. INCORPORATED


By /s/ Yurij Slyz
   ----------------------------------
Name: Yurij Slyz
Title: Vice President

NABCAPITAL SECURITIES, LLC


By /s/ Melissa Gribble
   ----------------------------------
Name: Melissa Gribble
Title: Head of Capital Markets
       Origination, North America


RBC CAPITAL MARKETS CORPORATION


By /s/ John Yonnger
   ----------------------------------
Name: John Yonnger
Title: Managing Director


SANTANDER INVESTMENT SECURITIES INC.


By /s/ Dan Vallimaresco
   ----------------------------------
Name: Dan Vallimaresco
Title: Managing Director


SCOTIA CAPITAL (USA) INC.


By /s/ Greg Greco
   ----------------------------------
Name: Greg Greco
Title: Manging Director


SG AMERICAS SECURITIES, LLC


By /s/ Alfred M. Capra
   ----------------------------------
Name: Alfred M. Capra
Title: Managing Director


TD SECURITIES (USA) LLC


By /s/ John C. Brenizer
   ----------------------------------
Name: John C. Brenizer
Title: Managing Director, Global Debt
       Capital Markets

UBS SECURITIES LLC


By /s/ Spencer Haimes
   ----------------------------------
Name: Spencer Haimes
Title: Executive Director, Debt
       Capital Markets


By /s/ Tom Curran
   ----------------------------------
Name: Tom Curran
Title: Executive Director


WACHOVIA CAPITAL MARKETS, LLC


By /s/ Jeremy Schwartz
   ----------------------------------
Name: Jeremy Schwartz
Title: Vice President

                                                                         ANNEX I

                            AIG PROGRAM FUNDING, INC.

                                U.S. $__________

 MEDIUM-TERM NOTES, SERIES [A (PF)][AIG-FP (PF)][MP, MATCHED INVESTMENT PROGRAM
                                     (PF)]

                                 TERMS AGREEMENT

                                                                          [Date]

[Name(s) and Address(es) of Agent(s)]

Ladies and Gentlemen:

     AIG Program Funding, Inc. (the "COMPANY") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated November 9, 2007 (the "DISTRIBUTION AGREEMENT"), between the Company and American International Group, Inc. (the "Guarantor") on the one hand and [Name(s) of Agent(s)] (individually, an "AGENT" and collectively, the "AGENTS") on the other, to issue and sell to [Name(s) of Agent(s)] the securities specified in
Schedule I hereto (the "PURCHASED SECURITIES"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Sections 1, 2 or 3 of the Distribution Agreement which makes reference to the Registration Statement or the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Registration Statement or the Prospectus (each as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Registration Statement or the Prospectus as amended and supplemented in relation to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, or a Term Sheet, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Name(s) of Agent(s)] and [Name(s) of Agent(s)] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [___] counterparts hereof, and, upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you, the Company and the Guarantor.

                                        AIG PROGRAM FUNDING, INC.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AMERICAN INTERNATIONAL GROUP, INC.,
                                        AS GUARANTOR


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


Accepted:

[Name(s) of Agent(s)]


By:
    ---------------------------------
Name:
Title:

                                                           SCHEDULE I TO ANNEX I

Title of Purchased Securities:      Medium-Term Notes, Series [A
                                    (PF)][AIG-FP (PF)][MP, Matched
                                    Investment Program (PF)]

Aggregate Principal Amount:         [$__________] or units of other
                                    Specified Currency

Price to Public:

Applicable Time:                    [time of day, month, day and year]

Purchase Price by [Name(s) of       _____% of the principal amount of the
Agent(s)]:                          Purchased Securities[, plus accrued
                                    interest from ______ to ______] [and
                                    accrued amortization, if any, from
                                    ______ to ______]

Method of and Specified Funds for   [By certified or official bank check or
Payment of Purchase Price:          checks, payable to the order of the
                                    Company, in [New York] Clearing House]
                                    [immediately available] funds]

                                    [By wire transfer to a bank account
                                    specified by the Company in [next day]
                                    [immediately available] funds]

Indenture:                          Indenture, dated as of November 9, 2007,
                                    as amended or supplemented, among the
                                    Company, the Guarantor and The Bank of
                                    New York, as Trustee

Time of Delivery:

Closing Location for Delivery of
Securities:

Maturity Date:

Interest Rate:                      [_____%]

Interest Payment Dates:             [months and dates]

Regular Record Dates:               [months and dates]

Documents to be Delivered:          The following documents referred to in
                                    the Distribution Agreement shall be
                                    delivered as a condition to the Closing:

                                    [None]

                                    or

                                    [1.  The officers' certificates referred
                                         to in Section 7(c).]

                                    [2.  The opinions of counsel to the
                                         Company and the Guarantor referred
                                         to in Section 7(d).]

                                    [3.  The accountants' letter referred to
                                         in Section 7(e).]

                                                          SCHEDULE II TO ANNEX I

(a)  Issuer Free Writing Prospectuses:

     [Term Sheet in the form set forth in Annex II of the Distribution Agreement, but only if the Company is requested by the Agent(s) to prepare and file such term sheet pursuant to Section 6(a) of the Distribution Agreement.]

(b)  Additional Information in Pricing Disclosure Package:

     [List any free writing prospectus, other than the Term Sheet, that the Company and the Agent(s) have expressly agreed in writing to include as part of the Pricing Disclosure Package]

                                                                        ANNEX II

                               FORM OF TERM SHEET

   [To be modified as appropriate and completed prior to the Applicable Time]

                            AIG PROGRAM FUNDING, INC.

TITLE OF PURCHASED SECURITIES: _________________________________________________

AGGREGATE PRINCIPAL AMOUNT OFFERED: ____________________________________________

GUARANTOR: _____________________________________________________________________

PRICE TO PUBLIC: _______________________________________________________________

SETTLEMENT DATE: _______________________________________________________________

MANAGING UNDERWRITER(S): _______________________________________________________

[UNDERWRITING DISCOUNT/PURCHASE PRICE BY UNDERWRITER(S): ______________________]

MATURITY DATE: _________________________________________________________________

INTEREST RATE: _________________________________________________________________

INTEREST PAYMENT DATES: ________________________________________________________

INTEREST RESET DATES: __________________________________________________________

REDEMPTION PROVISIONS: _________________________________________________________

[TREASURY BENCHMARK/TREASURY PRICE AND YIELD/SPREAD TO TREASURY/REOFFER YIELD/MINIMUM DENOMINATIONS/OTHER PROVISIONS:]

     The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternately, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free ___________.


                                     AII-1

                                                                       ANNEX III

                   FORM OF OPINION OF SULLIVAN & CROMWELL LLP

                                                               [Date]

[Name of Agent(s)]
[Address(es)]

Ladies and Gentlemen:

     [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- In connection with the offering and sale from time to time by you of the Medium-Term Notes, Series [__________] of AIG Program Funding, Inc., a Delaware corporation (the "Company"), at an aggregate initial offering price of up to $[__________] or the equivalent thereof in one or more foreign or composite currencies or currency units (such series of securities being hereinafter referred to as the "Series" and any securities to be issued from time to time as part of the Series on or after the date hereof being hereinafter referred to individually as a "Security" and collectively as the "Securities"), to be issued pursuant to the Indenture, dated as of [__________], 2007 (the "[Original] Indenture"), [list any Supplemental Indentures and include the following -- (the Original Indenture as so supplemented, the "Indenture")], [each] among the Company, American International Group, Inc., as guarantor (the "Guarantor"), and The Bank of New York, as Trustee (the "Trustee"),]

     [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- In connection with the [several] purchase[s] today by you [and the other Agents named in Schedule I to][pursuant to] the Terms Agreement, dated [__________], 200[___] (the "Terms Agreement"), among AIG Program Funding, Inc., a Delaware corporation (the "Company"), American International Group, Inc. (the "Guarantor") and you (the "Agent[s]")(which Terms Agreement incorporates by reference certain provisions of the Distribution Agreement, dated [__________], 2007 (the "Distribution Agreement"), among the Company, the Guarantor and you), of $[__________] aggregate principal amount of the Company's [__________] Notes due [__________] (the "Securities") issued pursuant to the Indenture, dated as of [__________], 2007 (the "[Original] Indenture"), [list any Supplemental Indentures and include the following -- (the Original Indenture as so supplemented, the "Indenture")], [each] between the Company, the Guarantor and The Bank of New York, as Trustee (the "Trustee"),]

we, as counsel for the Company and the Guarantor, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

          (1) The Company and the Guarantor have been duly incorporated and are existing corporations in good standing under the laws of the State of Delaware.

          (2) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and duly qualified under the Trust Indenture Act of 1939 and constitutes a valid and legally binding obligation of the Company and the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


                                     AIII-1

          [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- (3) The Series has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with the Distribution Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (4) The issuance of the Guarantees has been duly authorized, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with the Distribution Agreement, and the Guarantee endorsed on such Security has been duly executed in accordance with the Indenture, such Guarantee will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

          [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- (3) The Securities and the Guarantees have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

          [(4)][(5)] The Distribution Agreement [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- and the Terms Agreement] [has][have] been duly authorized, executed and delivered by the Company and the Guarantor.

     [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- In connection with our opinion set forth in paragraphs (3) and (4) above, we have assumed that at the time of the issuance, sale and delivery of each particular Security, the authorization of the Series and the Guarantees will not have been modified or rescinded and, with respect to each Security and the Guarantee endorsed thereon, that such Security and such Guarantee will conform to one of the forms of Securities and Guarantees examined by us.

     In connection with our opinion set forth in paragraphs (3) and (4) above, we have assumed that at the time of the issuance, sale and delivery of each particular Security there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and the Guarantee and that the issuance, sale and delivery of such Security, all of the terms of such Security and the performance by the Company of its obligations under such Security and by the Guarantor of its obligations under such Guarantee will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company or the Guarantor and will not result in a default under or a breach of any agreement or instrument then binding upon the Company or the Guarantor.]


                                     AIII-2

     [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY OR IF THE SECURITIES ARE DENOMINATED IN A NON-U.S. DOLLAR CURRENCY -- In connection with our opinion set forth in paragraphs (3) and (4) above, we note that, as of the date of this opinion, a judgment for money in an action based on Securities denominated in foreign currencies or currency units or the Guarantees thereof in a Federal or state court in the United States ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security or Guarantee thereof is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment. In the case of a Security denominated in a foreign currency or a Guarantee thereof, a state court in the State of New York rendering a judgment on such Security or Guarantee would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Security is denominated, and such judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment.]

     The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion as to the effect of the laws of any other jurisdiction.

     [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- Also, we have relied as to certain matters upon information obtained from public officials, officers of the Company and the Guarantor and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.]

     [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- Also, we have relied as to certain matters upon information obtained from public officials, officers of the Company and the Guarantor and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the specimens thereof examined by us, that the Trustee's certificates of authentication of the Securities have been manually signed by one of the Trustee's authorized officers, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.]

                                        Very truly yours,


                                     AIII-3

                    FORM OF LETTER OF SULLIVAN & CROMWELL LLP

                                                               [Date]

[Name of Agent(s)]
[Address]

Ladies and Gentlemen:

     This is with reference to the registration under the Securities Act of 1933 (the "Act") and offering of [USE THE FOLLOWING IF THE LETTER IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- Medium-Term Notes, Series [__________](the "Securities"), of AIG Program Funding, Inc. (the "Company") and the related guarantee thereof by American International Group, Inc. (the "Guarantor"), at an aggregate initial offering price of up to $[__________] or the equivalent thereof in one or more foreign or composite currencies or currency units.] [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- $[__________] aggregate principal amount of [__________] Notes due [__________]
(the "Securities") of AIG Program Funding, Inc. (the "Company") and the related guarantees thereof of American International Group, Inc. (the "Guarantor").]

     The Registration Statement relating to the Securities was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the "Commission") permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. [USE THE FOLLOWING IF THE LETTER IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- The Securities will be offered by the Prospectus dated [__________], 2007 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement dated [__________], 2007 (the "Prospectus Supplement"). The Basic Prospectus will be further supplemented by pricing supplements, each of which will be dated approximately as of the date of sale of particular Securities and will furnish information as to the specific terms thereof.][USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- The Securities have been offered by the Prospectus dated [__________], 2007 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement, dated [__________], 2007 (the "Prospectus Supplement"), and the Pricing Supplement No. [__________], dated [__________] (the "Pricing Supplement").] The Basic Prospectus, as so supplemented, does not necessarily contain a current description of the Company's or the Guarantor's business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.

     As counsel to the Company, we reviewed the Registration Statement, the Basic Prospectus [and][,] the Prospectus Supplement [and the Pricing Supplement], [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY - and the documents listed in Schedule A hereto (those listed documents, taken together with the Basic Prospectus [and][,] the Prospectus Supplement [and Pricing Supplement], being referred to herein as the "Pricing Disclosure Package"),] [and] participated in discussions with your representatives, those of the Company and those of the Guarantor and its accountants. Between the date of the [Prospectus Supplement][Pricing Supplement] and the time of delivery of this letter, we participated in further discussions with your representatives, those of the Company and those of the Guarantor and its accountants concerning certain portions of the Prospectus [and] reviewed certificates of certain officers of the Company and the Guarantor [, letters addressed to you from the Guarantor's accountants] [and an opinion addressed to you from counsel to the Company and the Guarantor]. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law


                                     AIII-4

(including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, each part of the Registration Statement, as of its latest effective date, and the Basic Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [USE THE FOLLOWING IF THE LETTER IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- the date and time of the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 20__ --Describe other triggering filing, if applicable][USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- the date of the Pricing Supplement], appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act, the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that,

     (a) any part of the Registration Statement, as of its latest effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

     [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- (b) the Pricing Disclosure Package, as of [__:00] [A/P].M. on [__________] (which you have informed us is prior to the time of the first sale of the Securities by any Agent), [when considered together with the price to the public and underwriting discount for the Securities set forth on the cover of the Pricing Supplement [and the statements made under the caption[s] ["Description of Securities" in the Pricing Supplement] [and [any other disclosure added ][in the Pricing Supplement][to the final Prospectus]], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or]

     [(b)][(c)] the Basic Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [the date of the Prospectus Supplement][the date of the Pricing Supplement], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

[USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- We also advise you that nothing that came to our attention in the course of the procedures described in the second sentence of this paragraph has caused us to believe that (a) the Prospectus, as supplemented by the Pricing Supplement, or
(b) the Pricing Disclosure Package, [when considered together with the price to the public [INSERT ONLY IF UNDERWRITING DISCOUNT IS MATERIAL -- and underwriting discount]for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption[s] ["Description of Securities"] in the Pricing Supplement] [and [any other disclosure added ][in the Pricing Supplement][to the final Prospectus,] as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.]

     The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, [any Post-Effective Amendment thereto,] the Basic Prospectus [or][,] the Prospectus Supplement [or][,][the Pricing Supplement][or the Pricing Disclosure Package], except for those made under the captions "Description of Debt Securities AIGPF May Offer" and "Description of AIG Guarantees" in the Basic Prospectus and "Description of Notes We May Offer" in the Prospectus Supplement, in each case insofar as they relate to provisions of the Securities, the Indenture under which the Securities are to be issued and the Distribution Agreement relating to the Securities therein described, and except for those made under the caption "United States Taxation" in the Prospectus Supplement, insofar as they relate to provisions of U.S. Federal income tax law therein described.


                                     AIII-5

Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, any Post-Effective Amendment thereto, the Basic Prospectus [or][,] the Prospectus Supplement [or][,][the Pricing Supplement] [or the Pricing Disclosure Package], or as to the report of management's assessment of the effectiveness of internal control over financial reporting or the auditor's attestation report thereon, each as included in the Registration Statement, the Basic Prospectus [or][,] the Prospectus Supplement [OR][,][the Pricing Supplement] [or the Pricing Disclosure Package], or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.

     This letter is furnished by us, as counsel to the Company and Guarantor, to you[, as Representatives of the Agents,] solely for [your][the] benefit [in your capacity as Agent][of the Agents in their capacity as such], and may not be relied on by any other person. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

                                                Very truly yours,


                                     AIII-6

                                   SCHEDULE A

[List documents other than the Basic Prospectus and the Prospectus Supplement that are included in the Pricing Disclosure Package]


                                     AIII-7

                                                                        ANNEX IV

      FORM OF OPINION OF IN-HOUSE COUNSEL TO THE COMPANY AND THE GUARANTOR

     (i) The Guarantor has an authorized capitalization as set forth in the Prospectus as amended or supplemented;

     (ii) To the best knowledge and information of such counsel, there are no contracts or other documents required to be summarized or disclosed or filed as exhibits to the Registration Statement other than those summarized or disclosed in the Registration Statement or filed as exhibits thereto, and there are no legal or governmental proceedings pending or threatened of a character required to be disclosed in the Registration Statement and the Prospectus as amended or supplemented, which are not disclosed and properly described therein;

     (iii) The issue and sale of the Securities (provided that the terms of such Securities shall have been established by all necessary corporate action in conformity with the Indenture) and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Distribution Agreement and any Terms Agreement, will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, or other material agreement or instrument in effect on the date of such opinion and known to such counsel, to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject or violate any judgment, order or decree of any court or governmental body applicable to the Company, except for such breaches, defaults and violations that would not have a Material Adverse Effect or affect the validity of the Securities; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company in effect on the date of such opinion; and no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Distribution Agreement (and any applicable Terms Agreement) or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities and as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with solicitation by the Agents of the Company of offers to purchase Securities and with purchases of Securities by the Agents and any other firms as principals, as the case may be, both as contemplated by the Distribution Agreement (and any applicable Terms Agreement);

     (iv) The issue of the Guarantees and the compliance by the Guarantor with all of the provisions of the Indenture, the Distribution Agreement and any Terms Agreement, will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, or other material agreement or instrument in effect on the date of such opinion and known to such counsel, to which the Guarantor is a party or by which the Guarantor may be bound or to which any of the property or assets of the Guarantor is subject or violate any judgment, order or decree of any court or governmental body applicable to the Guarantor, except for such breaches, defaults and violations that would not have a Material Adverse Effect or affect the validity of the Guarantees, nor will such action result in any violation


                                      AIV-1
of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Guarantor in effect on the date of such opinion;

     (v) Nothing which came to the attention of such counsel has caused such counsel to believe that, insofar as relevant to the offering of the Securities,

          (a) any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

          [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- (b) the Pricing Disclosure Package, as of [__:00] [A/P].M. on [__________] (which such Agent has informed such counsel is prior to the time of the first sale of the Securities by any Agent), [when considered together with the price to the public and underwriting discount for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption ["Description of Securities" in the Pricing Supplement] [and [any other disclosure added ][in the Pricing Supplement][to the final Prospectus]], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or]

          [(b)][(c)] the Prospectus as amended and supplemented [including by the Pricing Supplement], as of [the date of the Pricing Supplement], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

          [(c)][(d)] the Pricing Disclosure Package, [when considered together with the price to the public and underwriting discount for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption[s] ["Description of Securities"] in the Pricing Supplement] [and [any other disclosure added ][in the Pricing Supplement][to the final Prospectus,], as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the lights of the circumstances under which they were made, not misleading; and

     (vi) the documents incorporated by reference in the Prospectus as amended or supplemented, as of the date they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Act and the Exchange Act and the rules and regulations thereunder

Such counsel may state that, in rendering his or her opinion in paragraph (iv), such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, [any Post-Effective Amendment thereto,] the Basic Prospectus [or][,] the Prospectus Supplement [or][,] the Pricing Supplement][or the Pricing Disclosure Package], except for those made under the captions "Description of Debt Securities AIGPF May Offer" and "Description of AIG Guarantees" in the Basic Prospectus and "Description of Notes We May Offer" in the Prospectus Supplement, in each case insofar as they relate to provisions of the Securities, the Indenture under which the Securities are to be issued and the Distribution Agreement relating to the Securities therein described. Also, in rendering his or her opinion in paragraphs (v) and (vi), such counsel need not express any opinion or belief as to


                                      AIV-2
the financial statements or other financial data derived from accounting records contained in the Registration Statement, [any Post-Effective Amendment thereto,] the Basic Prospectus [or][,] the Prospectus Supplement [or][,] [the Pricing Supplement] [or][,] [or the Pricing Disclosure Package], or as to the report of management's assessment of the effectiveness of internal control over financial reporting or the auditor's attestation report thereon, each as included in the Registration Statement, [any Post-Effective Amendment thereto,] the Basic Prospectus [or][,] the Prospectus Supplement [OR][,][the Pricing Supplement] [or the Pricing Disclosure Package], or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.


                                      AIV-3

                                                                         ANNEX V

         FORM OF LETTER OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

American International Group, Inc.

and

The Agents listed on Schedule I

Ladies and Gentlemen:

We have audited:

     1. the consolidated financial statements of American International Group, Inc. (the "Company") and subsidiaries as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 included in the Company's annual report on Form 10-K for the year ended December 31, 2006 (the "Form 10-K"),

     2.   the related financial statement schedules included in the Form 10-K,

     3. management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2006 included in the Company's annual report on Form 10-K for the year ended December 31, 2006 and

     4. the effectiveness of the Company's internal control over financial reporting as of December 31, 2006

               The consolidated financial statements, financial statement schedules and management's assessment referred to above are all incorporated by reference in the registration statement (Registration No. 333-143992) on Form S-3 filed by the Company under the Securities Act of 1933 (the "Act"); our report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) with respect to the audits referred to above is also incorporated by reference in such registration statement. Such registration statement as amended as of __________, 2007, of which the Prospectus dated July 13, 2007 forms a part, as supplemented by the Prospectus Supplement dated __________, 2007 for the offering of AIG Program Funding, Inc.'s U.S. $20,000,000,000 Medium-Term Notes to be fully and unconditionally guaranteed by the Company, is herein referred to as the "Registration Statement."

In connection with the Registration Statement:

1. We are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (the "SEC") and the Public Company Accounting Oversight Board (United States) (the "PCAOB").

2. In our opinion, the consolidated financial statements and financial statement schedules audited by us and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2006; although we have conducted an audit for the year ended December 31, 2006, the purpose (and therefore the scope) of such audit was to enable us to express our opinion on the consolidated financial statements as of December 31, 2006 and for the year then ended, but not on the financial statements for any interim period within such year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheets as of March 31, 2007, June 30, 2007 and September 30, 2007 and the unaudited consolidated statements of income, of cash flows and of comprehensive income included in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, incorporated by reference in the Registration Statement, or on the Company's financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 2006. Also, we have not audited the Company's internal control over financial reporting as of any date subsequent to December 31, 2006. Therefore, we do not express any opinion on the Company's internal control over financial reporting as of any date subsequent to December 31, 2006.

4. For purposes of this letter, we have read the minutes of the 2007 meetings of the shareholders, the Board of Directors and Committees of the Board of Directors of the Company as set forth in the minute books at __________, 2007, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein, except for the minutes of the meetings listed below which were not approved in final form, for which agendas were provided to us; officials of the Company have represented that such agendas include all substantive actions taken at such meetings:

     We have carried out other procedures to __________, 2007 (our work did not extend to __________, 2007) as follows:

     With respect to the three-month periods ended March 31, 2007 and 2006, the three-month and six-month periods ended June 30, 2007 and 2006, and the three-month and nine month periods ended September 30, 2007 and 2006, we have

     (i) performed the procedures (completed the procedures related to March 31, 2007 on __________, 2007, the procedures related to June 30, 2007 on __________, 2007, and the procedures related to September 30, 2007 on __________, 2007) specified by the PCAOB for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited consolidated financial statements as of and for the three-month periods ended March 31, 2007 and 2006, as of and for the three-month and six-month periods ended June 30, 2007 and 2006, and as of and for the three-month and nine month periods ended September 30, 2007 and 2006 included in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, incorporated by reference in the Registration Statement; and

     (ii) inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in (i) above comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

          The foregoing procedures do not constitute an audit made in accordance with standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

5. Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that:

     (i) Any material modifications should be made to the unaudited consolidated financial statements described in 4(i), incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles.

     (ii) The unaudited consolidated financial statements described in 4(i) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

6. Company officials have advised us that no consolidated financial data as of any date or for any period subsequent to September 30, 2007 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after September 30, 2007 have, of necessity, been limited. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether (a) at __________, 2007 there was any change in the capital stock, increase in long-term debt, or decrease in consolidated shareholders' equity of the Company as compared with amounts shown in the September 30, 2007 consolidated balance sheet incorporated by reference in the Registration Statement; or (b) for the period from October 1, 2007 to __________, 2007, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net income.

     Those officials referred to above stated that due to the fact that there is no consolidated financial data available subsequent to September 30, 2007, they are not in a position to comment on whether there was any such change, increase or decrease.

7. This letter is solely for the information of the addressees and to assist the agents in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the distribution agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

Yours very truly,

Schedule I

AIG Financial Securities Corp.
ABN AMRO Incorporated
ANZ Securities, Inc.
Banc of America Securities LLC
Banca IMI S.p.A.
BMO Capital Markets Corp.
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
BNP Paribas Securities Corp.
BNY Capital Markets, Inc.
Calyon Securities (USA) Inc.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Daiwa Securities America Inc.
Daiwa Securities SMBC Europe Limited
Deutsche Bank Securities
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
KeyBanc Capital Markets Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities International plc
Mizuho Securities USA Inc.
Morgan Stanley & Co. Incorporated
nabCapital Securities, LLC
RBC Capital Markets Corporation
Santander Investment Securities Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
TD Securities (USA) LLC
UBS Securities LLC
Wachovia Capital Markets, LLC

                                                                        ANNEX VI

                                     AGENTS

                NAME:                              CONTACT INFORMATION:
                -----                              --------------------
AIG Financial Securities Corp.         50 Danbury Road
                                       Wilton, Connecticut 06897-4444
                                       Attention: Chief Financial Officer and
                                       copy to the General Counsel at the above
                                       address
                                       Facsimile No.: (203) 222-4780
                                       Telephone No: (203) 222-4700

ABN AMRO Incorporated                  55 East 52nd Street, 6th Floor
                                       New York, NY 10055
                                       Attn: Louis DeCaro
                                       Fax: 212-409-7862
                                       Phone: 212-409-1843

ANZ Securities, Inc.                   1177 Avenue of the Americas, 6th Floor
                                       New York, NY 10038
                                       Attn: Ann Varalli
                                       Fax: 212-801-9163

Banc of America Securities LLC         40 West 57th Street NY1-040-27-03
                                       New York, NY 10019
                                       Attn: High Grade Debt Capital
                                       Markets Transaction Management
                                       Fax: 212-901-7881

Banca IMI S.p.A.                       Corso Matteotti 6, 20121
                                       Milan, Italy
                                       Attn: Debt Capital Markets
                                       Fax: 0039-02-7751-2181/2182

BMO Capital Markets Corp.              3 Times Square, 28th Floor
                                       New York, NY 10036
                                       Attn: Norm Shaffer/ Maya Patel
                                       Fax: 212-702-1885

Barclays Capital Inc.                  200 Park Avenue
                                       New York, NY, 10166
                                       Attn: MTN Trading
                                       Fax: 212-412-7305

Bear, Stearns & Co. Inc.               383 Madison Avenue
                                       New York, New York 10179


                                      AVI-1

BNP Paribas Securities Corp.           787 Seventh Avenue
                                       New York, NY 10019
                                       Attn: Capital Markets Legal
                                       Tel: 1.212.841.3487
                                       Fax: 1.212.841.356

BNY Capital Markets, Inc.              One Wall Street, 18th floor
                                       New York, NY 10286
                                       Attn: Dan Klinger

Calyon Securities (USA) Inc.           1301 Avenue of the Americas
                                       New York, NY 10017
                                       Attn: DCM-Origination
                                       Fax: (212) 261-3311

CIBC World Markets Corp.               300 Madison Avenue, 5th Floor
                                       New York, NY 10017
                                       Attn.: Paul Hadlow
                                       Fax: 212-885-4314

Citigroup Global Markets Inc.          388 Greenwich Street-34th Floor
                                       New York, NY. 10013
                                       Attn: Transaction Execution Group
                                       Phone: 212-816-1135
                                       Fax: 646-291-5407

Credit Suisse Securities (USA) LLC     11 Madison Avenue
                                       New York, NY 10010
                                       Attn: Short and Medium Term Product Group
                                       Fax: 212-743-5825

Daiwa Securities America Inc.          Financial Square 32 Old Slip, 12th Floor
                                       New York, NY 10005
                                       Attn: Bill Cook, Investment Banking
                                       Fax: 212-612-7120

Daiwa Securities SMBC Europe Limited   5 King William Street
                                       London EC4N 7AX
                                       Attn: Manager, Transaction Management
                                       Tel: +44 (0) 7597 8000
                                       Fax: +44 (0) 7597 8644

Deutsche Bank Securities, Inc.         60 Wall Street
                                       New York, NY 10005
                                       Attn: Debt Capital Markets
                                       Fax: (212) 797-2202


                                     AVI-2

Goldman, Sachs & Co.                   85 Broad Street
                                       New York, NY 10004
                                       Attention: Maurice Michaane
                                       Phone: 212-357-8979
                                       Fax: 212-346-3594

Greenwich Capital Markets, Inc.        600 Steamboat Road
                                       Greenwich, CT 06830
                                       Attention: Debt Capital Markets Syndicate
                                       Fax: 203-422-4534

HSBC Securities (USA) Inc.             452 Fifth Avenue, 3rd Floor
                                       New York, NY 10018
                                       Attn: Transaction Management Group
                                       Fax: 212-525-0238

J.P. Morgan Securities Inc.            270 Park Avenue
                                       New York, NY 10017
                                       Attn: Medium-Term Note Desk
                                       Fax. (212) 834-6081.

KeyBanc Capital Markets Inc.           127 Public Square Cleveland
                                       Ohio 44114
                                       Attn: Ann Schiavone or David Blue
                                       Fax: 216-689-4233

Lehman Brothers Inc.                   745 Seventh Avenue
                                       New York, NY 10019
                                       Attention: Debt Capital Markets, Financial
                                       Institutions Group

Merrill Lynch, Pierce, Fenner &        4 World Financial Center, Floor 11
Smith Incorporated                     New York, NY 10080
                                       Attn: Transaction Management Group
                                       Fax: 212-449-2234

Mitsubishi UFJ Securities              6 Broadgate
International plc                      London EC2M 2AA
                                       Attn: New Issues/Transaction Management
                                       Tel: (+44 20) 7577 2808
                                       Fax: (+44 20) 7577 2872

Mizuho Securities USA Inc.             1251 Avenue of the Americas - 33rd Floor
                                       New York, NY 10020
                                       Attention: Debt Capital Markets Syndicate
                                       Tel: (212) 209-9443
                                       Fax: (917) 512-7166


                                      AVI-3

Morgan Stanley & Co. Incorporated      1585 Broadway, 29th Floor
                                       New York, NY 10036
                                       Attn: Investment Banking Division
                                       Phone: 212 761 6691
                                       Fax: 212 507 8999

nabCapital Securities, LLC             245 Park Avenue, 28th Floor
                                       New York, NY 10167
                                       Attn: Melissa Gribble, Debt Capital Markets
                                       Ph: 212 916 9688
                                       Fax: 212 949 9515

RBC Capital Markets Corporation        165 Broadway, 2nd Floor
                                       New York, NY 10006
                                       Attn: Debt Capital Markets
                                       Ph: 212 858 7201
                                       Fax: 212 428 3018

Santander Investment Securities Inc.   45 East 53rd Street
                                       New York, NY 10021
                                       Attn: Syndicate Desk

Scotia Capital (USA) Inc.              Scotia Plaza, 68th Floor 40 King Street West
                                       Box 4085, Station "A"
                                       Toronto, Ontario M5W 2X6 Canada

SG Americas Securities, LLC            1221 Avenue of the Americas
                                       New York, NY 10020
                                       Attn: CMS Group/ Audrey Sebban
                                       Fax: (212) 278 7532

TD Securities (USA) LLC                31 West 52nd Street
                                       New York, NY, 10019-6101
                                       Attn: John Brenizer
                                       Fax: 212-827-7284

UBS Securities LLC                     677 Washington Boulevard
                                       Stamford, CT 06901
                                       Attention: Fixed Income Syndicate
                                       Fax: 203-719-0495
                                       Tel: 203-719-1088

Wachovia Capital Markets, LLC          301 South College Street, NC0613
                                       Charlotte, NC 28288
                                       Attn: Jeremy Schwartz


                                      AVI-4

                                                                    ATTACHMENT A

                       AMERICAN INTERNATIONAL GROUP, INC.
                            ADMINISTRATIVE PROCEDURE

     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated November 9, 2007 (the "DISTRIBUTION AGREEMENT"), among AIG Program Funding, Inc. (the "COMPANY"), American International Group, Inc. (the "GUARANTOR") and the Agents listed in Annex VI (individually, an "AGENT" and collectively, the "AGENTS"), to which this Administrative Procedure is attached as Attachment A. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 4(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "SELLING AGENT" and, in relation to a purchase of a Security by such Agent, as principal, other than pursuant to a Terms Agreement, as the "PURCHASING AGENT".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global security (a "GLOBAL SECURITY") delivered to the Trustee, as agent for The Depository Trust Company (the "DEPOSITARY"), and recorded in the book-entry system maintained by the Depositary (a "BOOK-ENTRY SECURITY") or a certificate issued in definitive form (a "CERTIFICATED SECURITY") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

     Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Blanket Letter of Representations from the Company and the Trustee to the Depositary, dated November 9, 2007, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated August 17, 1989 (the "CERTIFICATE AGREEMENT"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("POSTING"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "SALE INFORMATION") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal Amount of Book-Entry Securities to be purchased;

          (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

          (3)  Trade Date;

          (4)  Settlement Date;

          (5)  Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (7)  Issue Price;

          (8) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (9)  Net Proceeds to the Company;

          (10) If a redeemable Book-Entry Security, such of the following as are applicable:

               (i)  Redemption Commencement Date,

               (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline
                    (but not below par) on each anniversary of the Redemption Commencement Date;

          (11) If a Floating Rate Book-Entry Security, such of the following as are applicable:

               (i)  Interest Rate Basis,

               (ii) Index Maturity,

               (iii) Spread or Spread Multiplier,

               (iv) Maximum Rate,

               (v)  Minimum Rate,

               (vi) Initial Interest Rate,

               (vii) Interest Reset Dates,

               (viii) Interest Calculation Dates,

               (ix) Interest Determination Dates,

               (x)  Interest Payment Dates,

               (xi) Regular Record Dates, and

               (xii) Calculation Agent;

          (12) Name, address and taxpayer identification number of the registered owner(s);

          (13) Denomination of certificates to be delivered at settlement;

          (14) Book-Entry Security or Certificated Security; and

          (15) Selling Agent or Purchasing Agent.

     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

     C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Ratings Group:

          (1)  The applicable Sale Information;

          (2) CUSIP number of the Global Security representing such Book-Entry Security;

          (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

          (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be, which number will be supplied by such Selling Agent or Purchasing Agent;

          (5)  The interest payment period; and

          (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable

               Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

     D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

     E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

     F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been authenticated and issued and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer such funds to an account that the Company shall have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

Preparation of Pricing Supplement and, if applicable, Term Sheet:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, with a copy to the Trustee, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. If applicable, the Term Sheet reflecting the terms of such Security will be prepared by such Agent and at least 10 copies will be delivered by such Agent to the Company, with a copy to the Trustee, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. The Company will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission via the Commission's EDGAR System pursuant to Rule 424 under the Act and, if applicable, will file the Term Sheet in accordance with Rule 433.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) and, if applicable, the Term Sheet in relation to such Book-Entry Security prior to the first contract for sale of the Book-Entry Security.

Date of Settlement:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "TRADE DATE") will be settled on a date (the "SETTLEMENT DATE") which is the third Business Day after the Trade Date pursuant to the "SETTLEMENT PROCEDURE TIMETABLE" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Trustee Not to Risk Own Funds:

     Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or the Depositary or any purchaser, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or the Depositary, or any purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Settlement Procedure Timetable:

     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

SETTLEMENT
 PROCEDURE                TIME
----------                ----
     A       5:00 p.m.    on the Business Day following the Trade Date or
                          10:00 a.m. on the Business Day prior to the Settlement
                          Date, whichever is earlier
     B       12:00 noon   on the second Business Day immediately preceding the
                          Settlement Date
     C       2:00 p.m.    on the second Business Day immediately preceding the
                          Settlement Date
     D       9:00 a.m.    on the Settlement Date
     E       10:00 a.m.   on the Settlement Date
    F-G      2:15 p.m.    on the Settlement Date
     H       4:45 p.m.    on the Settlement Date
     I       5:00 p.m.    on the Settlement Date

     If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

     If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

     If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

     If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) promptly notify the Company of such order, and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("POSTING"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the

Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "SALE INFORMATION") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal Amount of Certificated Securities to be purchased;

          (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

          (3)  Trade Date;

          (4)  Settlement Date;

          (5)  Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (7)  Issue Price;

          (8) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (9)  Net Proceeds to the Company;

          (10) If a redeemable Certificated Security, such of the following as are applicable:

               (i)  Redemption Commencement Date,

               (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline
                    (but not below par) on each anniversary of the Redemption Commencement Date;

          (11) If a Floating Rate Certificated Security, such of the following as are applicable:

               (i)  Interest Rate Basis,

               (ii) Index Maturity,

               (iii) Spread or Spread Multiplier,

               (iv) Maximum Rate,

               (v)  Minimum Rate,

               (vi) Initial Interest Rate,

               (vii) Interest Reset Dates,

               (viii) Interest Calculation Dates,

               (ix) Interest Determination Dates,

               (x)  Interest Payment Dates,

               (xi) Regular Record Dates, and

               (xii) Calculation Agent;

          (12) Name, address and taxpayer identification number of the registered owner(s);

          (13) Denomination of certificates to be delivered at settlement;

          (14) Book-Entry Security or Certificated Security; and

          (15) Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement and, if applicable, Term Sheet:

     If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, with a copy to the Trustee, as the case may be, at least ten copies of such Pricing Supplement, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. If applicable, the Term Sheet reflecting the terms of such Security will be prepared by such Agent and at least 10 copies will be delivered by such Agent to the Company, with a copy to the Trustee, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. The Company will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission via the Commission's EDGAR System pursuant to Rule 424 under the Act and, if applicable, will file the Term Sheet in accordance with Rule 433.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) and, if applicable, the Term Sheet in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "SETTLEMENT DATE") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Trustee Not to Risk Own Funds:

     Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or any purchaser, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or any purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Instruction from Company to Trustee for Preparation of Certificated Securities:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, make available for delivery the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, make available for delivery the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred and make appropriate entries in its records.